EXHIBIT 10.17

AMENDMENT NO. 3 TO LOAN DOCUMENTS

This Amendment No. 3 (the “Amendment”) dated as of August 1, 2003, is between Bank of America, N.A. (“Lender”) and Resources Connection, Inc. and Resources Connection LLC (“Borrower”).

RECITALS

A. Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the “Loan Documents”):

1.    A certain Loan Agreement dated as of August 22, 2001 (together with any previous amendments, the “Loan Agreement”).

2.    A certain Promissory Note dated as of August 22, 2001 in the original principal amount of $10,000,000.00 (together with any previous amendments, the “Note”).

B.    Lender and Borrower desire to amend the Loan Documents.

AGREEMENT

1.    Definitions.    Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2.    Amendments to Loan Agreement.    The Loan Agreement is hereby amended as follows:

(a)    The paragraph entitled “Acquisitions” is hereby amended to read in its entirety as follows:

“Acquisitions. Acquire or purchase a business or its assets for a consideration, including cash or stock of Borrower and including assumption of direct or contingent debt, in excess of Forty Million Dollars ($40,000,000) in the aggregate between the effective date of this Agreement and May 31, 2003. Between June 1, 2003 and December 1, 2003, the dollar limitation set forth in the immediately preceding sentence shall be deemed to be increased to Forty-Five Million Dollars ($45,000,000) in the aggregate for all such acquisitions or purchases since the effective date of this Agreement. Borrower acknowledges and agrees that it may not use the proceeds of Advances under this Agreement to finance any acquisition or purchase permitted hereunder.”

3.    Amendments to Exhibit A to Business Loan Agreement.    The Exhibit is hereby amended as follows:

(a)    In the paragraph entitled “Availability Period” the date “September 1, 2003” is changed to “December 1, 2003”.

4.    Amendments to Note.    The Note is hereby amended as follows:

(a)    In the paragraph entitled “Payment” the date “September 1, 2003” is changed to “December 1, 2003”.

5.    Representations and Warranties.    When Borrower signs this Amendment, Borrower represents and warrants to Lender that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

6.    Effect of Amendment.    Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

7.    Counterparts.    This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

8.    FINAL AGREEMENT.    BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower:	Lender:

Resources Connection, Inc.	Bank of America, N.A.

/s/ DONALD B. MURRAY	/s/ CYNTHIA K. GOODFELLOW
By: Donald B. Murray	By: Cynthia K. Goodfellow, Vice President

Borrower:
Resources Connection, Inc.

/s/ DONALD B. MURRAY
By: Donald B. Murray